UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2015

EAGLE MOUNTAIN CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-50140	47-5195512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 Tomball Pkwy, Suite 204, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 378-8028

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On August 7, 2015, Eagle Mountain Corporation (the “Company”) executed an exchange agreement (the “Exchange Agreement”) with Amir Holdings Group Limited, a Belize corporation (the “Amir Holdings”), a stockholder of the Company owning 40,000,000 shares of common stock. Pursuant to the Exchange Agreement, Amir Holdings returned its 40,000,000 shares of common stock to the Company for the issuance of 8,000,000 shares of a newly designated Series E Convertible Preferred Stock, with the preferences, right and limitations as more fully described under Item 5.03 below.

The issuance of  shares of Series E Convertible Preferred Stock was in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement which is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.

On October 23, 2015, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (“Series E Preferred Stock”) authorizing the issuance of up to 8,000,000 shares of Series E Preferred Stock. Each share of Series E Preferred Stock has a stated value of $0.001 and is automatically convertible into five shares of the Company’s common stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The holders of Series E Preferred Stock are entitled to vote on all matters submitted to the Company’s stockholders and shall be entitled to the number of votes equal to the number of shares of common stock into which the shares of Series E Preferred Stock are convertible.

The foregoing description of Series E Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, which is filed as Exhibit 3.1 hereto and which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
10.1	Exchange Agreement, dated August 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MOUNTAIN CORPORATION
Dated: October 29, 2015
	By:	/s/ Ronald Cormick
	Name:	Ronald Cormick
	Title:	Chief Executive Officer